UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2016

LILIS ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35330	74-3231613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

216 16th Street, Suite #1350
Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 951-7920

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 20, 2016, Lilis Energy, Inc. (the “Company”) received a letter from the Listing Qualifications Staff (the "Staff") of The NASDAQ Stock Market LLC ("Nasdaq") indicating that, as a result of the Company’s non-payment of the 2016 annual listing fee to Nasdaq, the Company does not satisfy Nasdaq Listing Rule 5250(f) and that the deficiency could serve as the basis for delisting of the Company’s securities from Nasdaq. In accordance with the Nasdaq Listing Rules, the Staff provided the Company with the opportunity to present its plan to remedy the additional deficiency.

As previously disclosed on February 9, 2016, the Nasdaq Hearings Panel (the “Panel”) granted the Company’s request for continued listing on Nasdaq pursuant to an extension through May 23, 2016 to evidence compliance with all applicable requirements for continued listing on The Nasdaq Capital Market. The Company is diligently working to timely satisfy the terms of the Panel’s decision, including payment of the 2016 annual fee to Nasdaq.

Item 5.08 Shareholder Director Nominations

On April 20, 2015, the board of directors of the Company determined to hold the Company’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”) on May 18, 2016. The Board also established April 20, 2016 as the record date for stockholders entitled to receive notice of, and to vote at, the 2016 Annual Meeting. Because the scheduled date of the 2016 Annual Meeting is more than 30 days from the anniversary date of the Company's previous annual meeting of stockholders on December 29, 2015, the Company is advising its stockholders of a new deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for inclusion in the Company's proxy materials for the 2016 Annual Meeting. In order to be considered timely, such proposals must be received at the Company's principal executive offices at Lilis Energy, Inc., 216 16th Street, Suite #1350, Denver, Colorado 80202, Attn: Corporate Secretary no later than the close of business on May 3, 2016, and must also comply with Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Item 7.01 Regulation FD Disclosure.

On April 22, 2016, the Company posted a revised investor presentation on its website, www.lilisenergy.com. A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and can be reviewed in the “Investors” section of the Company’s website.

The information in this Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Lilis Energy, Inc. Investor Presentation

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2016	LILIS ENERGY, INC.

	By:	/s/ Kevin Nanke
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Lilis Energy, Inc. Investor Presentation

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